                                                    Exhibit 10.19


                         FIFTH AMENDMENT
                               TO
                      AMENDED AND RESTATED
                   LOAN AND SECURITY AGREEMENT


     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND
SECURITY AGREEMENT (this "Amendment") is entered into as of July
3, 1995 between ELXSI, a California corporation ("Borrower"), and
BANK OF AMERICA ILLINOIS(formerly Continental Bank N.A.)
("Lender").


                      W I T N E S S E T H:

     WHEREAS, Borrower and Lender are parties to an Amended and Restated Loan and Security Agreement dated as of October 30, 1992
(as heretofore amended, the "Loan Agreement"); and

     WHEREAS, Borrower desires Lender to amend the Loan Agreement in certain respects.

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

     SECTION 1.  DEFINED TERMS.

     Terms defined in the Loan Agreement and not otherwise defined herein are used herein as therein defined.

     SECTION 2.  AMENDMENTS TO LOAN AGREEMENT.

     2.1  The definition of "Credit Reduction Amount" in Section
1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "Credit Reduction Amount" means, (i) for each Credit

 Reduction Date during 1995, an amount equal to $280,000 and
(ii) for each Credit Reduction Date thereafter, an amount equal to $370,000, in each case subject to adjustment as provided in Section 2.1.

     2.2  The definition of "Revolving Credit Amount" in Section
1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "Revolving Credit Amount" means, from and after July 3,
    1995, $15,840,000, as adjusted after such date pursuant to this Agreement, including pursuant to Sections 2.1.3 and 2.1.4.

     SECTION 3.  CONDITIONS PRECEDENT.

     The amendments to the Loan Agreement set forth in Section 2 of this Amendment shall become effective on such date (the
"Effective Date") when the following conditions precedent have been satisfied:

     3.1 Receipt of Documents. Lender shall have received all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to Lender:


     (a)Amendment. An original of this Amendment duly executed by Borrower.

          (b) Certificate. A certificate, dated the date hereof and signed by the President or a Vice President of Borrower, as to the matters set forth in Section 3.2.

          (c) Opinion. An opinion of Dechert Price & Rhoads, counsel to Borrower, in form and substance satisfactory to Lender.

          (d) Real Property. With respect to each parcel of Real Property owned or leased by Borrower not previously mortgaged to Lender pursuant to the Loan
          Agreement, other than those parcels listed on Schedule
          I hereto:

                    (i)  A Mortgage duly executed by Borrower;

                   (ii)  Copies of all documents of record
          concerning such parcel as shown on the commitment for the ALTA Loan Title Insurance Policy;

                  (iii)  Except with respect to leased Real
          Property in shopping centers, a survey acceptable to Lender in Lender's reasonable exercise of judgment; and

                   (iv)  Original or certified copies of
          insurance policies (or certificates therefor) issued to Borrower for "all risk" property, casualty and public liability insurance for such parcel and, if such parcel is in a flood hazard area, flood insurance, with standard noncontributory mortgagee clauses or endorsement in favor of Lender (it being understood that the amount, terms of coverage and insurer shall be reasonably acceptable to Lender).

          (e) Other. Such other documents as Lender may reasonably request.

     3.2 Warranties True and Absence of Defaults. (i) No Event of Default or Unmatured Event of Default shall have occurred and shall be continuing as of the Effective Date (after giving effect to this Amendment) an (ii) the warranties of Borrower contained in Section 4 of the Loan Agreement shall be true and correct as of the Effective Date, with the same effect as though made on such date (except (x) to the extent changed by circumstances permitted by the Loan Agreement and (y) for such warranties which relate solely to an earlier date and were true and correct on and as of such date).

     3.3 Restructuring Fee. Lender shall have received from Borrower a non-refundable restructuring fee of $75,000.

     SECTION 4.  MISCELLANEOUS.

     4.1 Warranties True and Absence of Defaults. In order to induce Lender to enter into this Amendment, Borrower hereby warrants to Lender that, as of the date hereof and the Effective
Date:

          (a) The warranties of Borrower contained in Section 4 of the Loan Agreement are true and correct as of the date hereof and the Effective Date (after giving effect to this Amendment) with the same effect as though made on each such date (except (x) to the extent changed by circumstances permitted by the Loan Agreement and (y) for such warranties which relate solely to a specific earlier date and were true and correct as of such date).

          (b) No Event of Default or Unmatured Event of Default exists as of each such date.

     4.2 Expenses. Borrower agrees to pay on demand all costs and expenses of Lender (including the reasonable fees, charges and expenses of counsel and allocated cost of staff counsel for Lender) in connection with the preparation, negotiation, execution,delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Borrower agrees to pay, and save Lender harmless from all liability for, any documentary, stamp or other similar taxes which may be payable in connection with the execution or delivery of this Amendment, the borrowings under the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 4.2 shall survive any termination of this Amendment or the Loan Agreement as amended hereby.

     4.3 Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

     4.4 Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     4.5 Reference to Loan Agreement. Except as amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendment to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Loan Agreement in any Note and in any Related Agreement, or other agreements, documents or instruments executed and delivered pursuant to the Loan Agreement, shall be deemed a reference to the Loan Agreement, as amended hereby.

     4.6 Successors. This Amendment shall be binding upon the parties hereto and their successors and permitted assigns.

     4.7 Title Insurance Policies. Within 45 days after the Effective Date, Borrower shall deliver to Lender, with respect to each parcel of Real Property owned or leased by Borrower not previously mortgaged to Lender pursuant to the Loan Agreement, other than those parcels listed on Schedule I hereto, an ALTA Loan Title Insurance Policy issued by an insurer acceptable to Lender and insuring Lender's Lien on such parcel (or Borrower's leasehold interest therein) in an amount and with a title insurance company acceptable to Lender and containing such endorsements as Lender may reasonably require (it being understood that the amount of coverage, exceptions to coverage and status of title set forth in the policy shall be reasonably acceptable to Lender). Failure to comply with this Section 4.7 shall constitute an Event of Default under the Loan Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                              ELXSI


                              By:_____________________________
                              Title:__________________________



                              BANK OF AMERICA ILLINOIS (formerly
                              Continental Bank N.A.)



                              By:______________________________
                              Title:___________________________
PAGE

                           Schedule I


1.    Lincoln Plaza, Worcester, Massachusetts

2.    West Springfield, Massachusetts

3.    Vernon, Connecticut

4.    Northampton, Massachusetts

5.    Greenfield, Massachusetts